UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

Argent Small Cap Fund

Annual Report
December 31, 2018

Argent Small Cap Fund

Table of Contents

Letter to Shareholders	3

Investment Highlights	5

Sector Allocation of Portfolio Assets	6

Schedule of Investments	7

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	23

Expense Example	24

Notice to Shareholders	26

Trustees and Officers	27

Approval of the Investment Advisory Agreement	30

Notice of Privacy Policy and Practices	33

Argent Small Cap Fund
Letter to Shareholders

Dear Shareholders:

Investors entered 2018 with high expectations for solid Gross Domestic Product growth and continued strong corporate earnings and sales. The story slowly changed as we witnessed four rate hikes by the Federal Reserve, a ratcheting up of global trade disputes, and slowing global growth. Then, during the fourth quarter, all of the optimism investors had heading into 2018 turned to pessimism.  It became an unpleasant year for virtually all stock market investors as a result.

After a strong 2017 year for small cap investors, for the trailing 1 year period ending December 31, 2018, the Argent Small Cap Fund’s (the “Fund”) Institutional Class returned -20.44%.  This performance is compared to -11.01% for its benchmark, the Russell 2000® Index (the “benchmark”) for the same period. We are clearly not satisfied with that, but the difference in return between the Fund and the Index is within the range of what can be expected given our portfolio positioning.  Looking at 2018, the Argent Small Cap Fund, consistent with its successful long-term strategy, invested in names with higher growth in earnings and revenue than the benchmark while trading at below benchmark valuations. In the first half of the year this strategy proved frustrating, as stocks for companies with relatively low earnings growth but trading at very high levels outperformed when contrasted to benchmarks. The third quarter saw a return to a more normal market environment in which companies with strong earnings and growth performed well.  As expected, the Fund outperformed in that environment. During the fourth quarter, investors began moving into defensive style stocks with valuations that are considered high by our standards, and the Fund underperformed.

Portfolio review

Contributors to the portfolio for the year included Fortinet, Inc., Planet Fitness Inc., and Solar Edge Technologies. Fortinet, a technology equipment and solutions provider is being rewarded for strong revenues and earnings acceleration within an industry that continues to invest in cyber-security. Another contributor, Planet Fitness, a retail operator of fitness centers, had good growth in the number of stores and franchises that drove improved earnings throughout the year. Finally, SolarEdge Technologies, a solar power harvesting and monitoring company, capitalized on some competitors facing operational weakness throughout 2017 and 2018. We exited this position with gains as the competitive environment began to normalize.

Detractors to the portfolio for the year included Abraxas Petroleum Corporation, American Renal, and First Internet Bancorp. Abraxas Petroleum, an oil producer, did not perform well against a backdrop of stable-to-positive energy performance. We still believe in the long-term opportunity as it has a clean balance sheet and is a disciplined investor of free cash flow (free cash flow is the cash left after a company pays for its operating expenses and capital expenditures). Another detractor was American Renal, a dialysis service provider that had prolonged delays in contract renegotiations with UnitedHealthcare. These delays resulted in lower volumes that impacted its operating leverage throughout the year.  With the UnitedHealthcare contract resolved, we believe it is positioned to resume its growth and operational improvements as planned. First Internet Bancorp, a commercial

Argent Small Cap Fund

and retail internet bank, detracted from the portfolio for the year. Strong loan growth outpaced deposit growth and therefore was funded through stock issuance that was not favorably received by the market. We continue to believe that it is positioned to improve returns and earnings as its growth becomes self-funded in the future.

Looking ahead

Looking forward into 2019, we can see a disconnect between our business owner contacts—who reiterate that revenue and earnings are generally good—and what seems to be the investor sentiment of many, which is pricing in a more recessionary outlook.  More specifically, the market seems to expect earnings to decline at a rate faster than is currently being projected by these companies.  Candidly, our data does not support the somewhat negative sentiment that the market is witnessing from investors.  While the economy may no longer be accelerating, it is still growing, and there are many positive metrics including employment, wage growth and historically low interest rates to promote a rising market environment in 2019.  For these reasons, we have positioned the portfolio towards companies that can potentially capitalize on this positive economic environment. We believe our continued focus on businesses that are growing faster than the Russell 2000 Index should look more attractive in a market where growth is harder and harder to find. We also continue to believe that over the longer market cycles investors will favor attractive valuations—that is, businesses that are operating well but trading more cheaply than their peers.

We encourage you to read more about the Fund and our investment approach at: www.argentcapitalfunds.com. Thank you for your continued investment in the Argent Small Cap Fund.

Sincerely,

Eddie Vigil
Portfolio Manager

Past performance does not guarantee future results. Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be proceeded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small-cap companies may involve greater risk than investing in larger companies, including limited liquidity and greater volatility.

The Russell 2000 index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

Earnings growth is not a measure of the Fund’s future performance.

Argent Capital Management, Inc. is the adviser to the Argent Small Cap Fund which is distributed by Quasar Distributors, LLC.

Argent Small Cap Fund

Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $250,000 Investment
in the Argent Small Cap Fund – Institutional Shares and
Russell 2000® Total Return Index

Annualized Total Return Periods Ended December 31, 2018:

	One Year	Five Year	Ten Year
Argent Small Cap Fund – Institutional Shares(1)(2)	-20.44%	2.91%	11.55%
Russell 2000® Total Return Index	-11.01%	4.41%	11.97%

Expense ratios*: Gross 0.83% (Institutional Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-898-5288.

This chart illustrates the performance of a hypothetical $250,000 investment made in the Fund.  Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through September 28, 2021. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

*	The expense ratios presented are from the most recent prospectus.
(1)	Fund commenced operations on September 28, 2018.
(2)	The performance data quoted for periods prior to September 28, 2018 is that of the Argent Small Cap Core Fund, LLC (the “Predecessor Private Fund”). The

Predecessor Private Fund commenced operations on July 25, 2008. The Predecessor Private Fund was not a registered mutual fund and was not subject to the same investments and tax restrictions as the Fund. If it had been, the Predecessor Private Fund performance might have been lower.

Argent Small Cap Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2018 (Unaudited)

Percentages represent market value as a percentage of net assets.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS
at December 31, 2018

	Number of
COMMON STOCKS – 96.1%	Shares	Value

Consumer Discretionary – 16.2%
Callaway Golf	98,525	$1,507,432
Clarus Corporation	162,595	1,645,461
Columbia Sportswear Company	21,775	1,831,060
G-III Apparel Group LTD (a)	78,420	2,187,134
Gray Television Inc. (a)	143,625	2,117,032
Johnson Outdoors Inc.	12,600	740,124
Lindblad Expeditions Holdings, Inc. (a)	155,450	2,092,357
Planet Fitness, Inc. (a)	55,600	2,981,272
Travelport Worldwide Ltd. (c)	98,025	1,531,151
		16,633,023
Consumer Staples – 1.5%
Turning Point Brands, Inc.	56,950	1,550,179

Energy – 5.0%
Abraxas Petroleum Corp. (a)	832,810	907,763
Evolution Petroleum Corporation	157,298	1,072,772
ProPetro Holding Corp. (a)	99,325	1,223,684
Solaris Oilfield Infrastructure, Inc. – Class C	86,337	1,043,814
World Fuel Services	42,425	908,319
		5,156,352
Financials – 18.9%
B. Riley Financial, Inc.	84,018	1,193,056
Chemical Financial Corporation	25,065	917,630
Consolidated-Tomoka Land Co.	16,000	840,000
Cousins Properties, Inc.	181,175	1,431,283
Federal Agricultural Mortgage Corp.	18,511	1,118,805
First Internet Bancorp	47,375	968,345
Health Insurance Innovations Inc. (a)	72,115	1,927,634
Heritage Insurance Holdings, Inc.	96,532	1,420,951
OneMain Holdings, Inc. (a)	59,900	1,454,971
Regional Management Corp. (a)	46,450	1,117,122
Sterling Bancorp	106,900	1,764,919
Summit Financial Group, Inc.	37,715	728,277
Walker & Dunlop Inc.	37,850	1,637,013
Wintrust Financial Corporation	43,173	2,870,573
		19,390,579

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2018

	Number of
COMMON STOCKS – 96.1% (Continued)	Shares	Value

Health Care – 19.0%
ANI Pharmaceuticals, Inc. (a)	25,825	$1,162,642
American Renal Associates Holdings, Inc. (a)	124,300	1,431,936
Amneal Pharmaceuticals, Inc. (a)	76,275	1,032,001
Amphastar Pharmaceuticals, Inc. (a)	133,700	2,660,630
Globus Medical, Inc. (a)	47,050	2,036,324
Merit Medical Systems, Inc. (a)	55,375	3,090,479
Orthofix Medical, Inc. (a)	36,825	1,932,944
PetIQ, Inc. (a)	85,720	2,011,848
Premier, Inc. (a)	71,161	2,657,863
Supernus Pharmaceuticals, Inc. – Class C (a)	42,900	1,425,138
		19,441,805
Information Technology – 13.8%
Alarm.com Holdings, Inc. (a)	29,475	1,528,868
Carbonite, Inc. (a)	73,265	1,850,674
Diodes Incorporated (a)	26,525	855,696
Fortinet, Inc. (a)	47,599	3,352,398
II-VI Incorporated (a)	43,175	1,401,461
Lumentum Holdings Inc. (a)	50,675	2,128,857
Quantenna Communications, Inc. – Class C (a)	104,650	1,501,727
Upland Software, Inc. (a)	57,425	1,560,811
		14,180,492
Materials – 4.5%
Carpenter Technology	40,525	1,443,095
Ferro Corporation (a)	92,880	1,456,358
UFP Technologies, Inc. (a)	56,447	1,695,668
		4,595,121
Producer Durables – 15.6%
Atkore International Group, Inc. (a)	79,150	1,570,336
CECO Environmental Corp. (a)	209,014	1,410,845
Ducommun Incorporated (a)	51,131	1,857,078
FARO Technologies, Inc. (a)	26,475	1,075,944
Korn Ferry	29,150	1,152,591

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2018

	Number of
COMMON STOCKS – 96.1% (Continued)	Shares	Value

Producer Durables – 15.6% (Continued)
Marten Transport, Ltd.	70,600	$1,143,014
Mastec, Inc. (a)	42,225	1,712,646
Quanta Services, Inc. (a)	56,000	1,685,600
Sterling Construction Company, Inc. – Class C (a)	129,055	1,405,409
Triton International Ltd. (c)	65,730	2,042,231
Universal Logistics Holdings, Inc.	54,825	991,784
		16,047,478
Utilities – 1.6%
Vonage Holdings Corporation (a)	192,200	1,677,906
TOTAL COMMON STOCKS
(Cost $100,406,773)		98,672,935

SHORT-TERM INVESTMENTS – 4.6%

Money Market Funds – 4.6%
First American Government Obligations
Fund – Class X, 2.36% (b)	4,712,379	4,712,379
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,712,379)		4,712,379
TOTAL INVESTMENTS
(Cost $105,119,152) – 100.7%		103,385,314
Liabilities in Excess of Other Assets – (0.7)%		(711,717)
TOTAL NET ASSETS – 100.0%		$102,673,597

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of December 31, 2018.
(c)	U.S traded security of a foreign issuer or corporation.

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2018

Assets:
Investments, at value (cost of $105,119,152)	$103,385,314
Receivables:
Securities sold	1,014,864
Fund shares sold	14
Dividends and interest	27,510
Prepaid expenses	20,902
Total assets	104,448,604

Liabilities:
Payables:
Securities purchased	794,756
Fund shares redeemed	872,123
Advisory fee	54,034
Administration and fund accounting fees	17,013
Reports to shareholders	3,139
Compliance expense	1,047
Custody fees	3,218
Trustee fees	2,395
Transfer agent fees and expenses	6,654
Other accrued expenses	20,628
Total liabilities	1,775,007

Net assets	$102,673,597

Net assets consist of:
Paid in capital	$106,159,323
Total accumulated deficit	(3,485,726)
Net assets	$102,673,597

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$102,673,597
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	539,376
Net asset value, offering price and redemption price per share	$190.36

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENT OF OPERATIONS
For the Period Ended December 31, 2018*

Investment income:
Dividends	$153,468
Interest	25,692
Total investment income	179,160

Expenses:
Investment advisory fees (Note 4)	194,568
Administration and fund accounting fees (Note 4)	24,730
Transfer agent fees and expenses	11,468
Federal and state registration fees	9,874
Audit fees	12,999
Compliance expense	3,276
Legal fees	3,781
Reports to shareholders	3,139
Trustees’ fees and expenses	2,395
Custody fees	4,411
Other	1,387
Total expenses before reimbursement from advisor	272,028
Expense reimbursement from advisor (Note 4)	(17,593)
Net expenses	254,435
Net investment loss	(75,275)

Realized and unrealized gain (loss):
Net realized loss on transactions from:
Investments	(1,257,183)
Net change in unrealized loss on:
Investments	(34,012,427)
Net realized and unrealized loss	(35,269,610)
Net decrease in net assets resulting from operations	$(35,344,885)

*	The Argent Small Cap Fund commenced operations on September 28, 2018.

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
December 31, 2018*
Operations:
Net investment loss	$(75,275)
Net realized loss on investments	(1,257,183)
Net change in unrealized loss on investments	(34,012,427)
Net decrease in net assets resulting from operations	(35,344,885)

Distributions:
Distributable earnings	(494,708)
Total distributions	(494,708)

Capital Share Transactions:
Proceeds from transfer-in-kind	138,456,646
Proceeds from shares sold	1,004,800
Proceeds from shares issued to holders in reinvestment of dividends	202,182
Cost of shares redeemed	(1,150,438)
Net increase in net assets from capital share transactions	138,513,190
Total increase in net assets	102,673,597

Net Assets:
Beginning of period	—
End of period	$102,673,597

Changes in Shares Outstanding:
Shares issued in connection with transfer-in-kind	539,346
Shares sold	4,897
Shares issued to holders in reinvestment of dividends	988
Shares redeemed	(5,855)
Net increase in shares outstanding	539,376

*	The Argent Small Cap Fund commenced operations on September 28, 2018.

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Institutional Shares
	September 28, 2018*
	through
	December 31, 2018
Net Asset Value – Beginning of Period	$256.71

Income from Investment Operations:
Net investment loss[1]	(0.14)
Net realized and unrealized loss on investments	(65.29)
Total from investment operations	(65.43)

Less Distributions:
Dividends from net realized gains	(0.92)
Total distributions	(0.92)

Net Asset Value – End of Period	$190.36

Total Return	(25.51	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$102,674
Ratio of operating expenses to average net assets:
Before reimbursements	0.91	%+
After reimbursements	0.85	%+
Ratio of net investment loss to average net assets:
Before reimbursements	(0.31	)%+
After reimbursements	(0.25	)%+
Portfolio turnover rate	9	%^

*	Commencement of operations for Institutional Shares of the Fund.
+	Annualized
^	Not Annualized
[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS
at December 31, 2018

NOTE 1 – ORGANIZATION

The Argent Small Cap Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a diversified series of the Trust. The Fund acquired the assets of Argent Small Cap Core Fund, LLC, a Missouri Limited Liability Company (the “Predecessor Private Fund”), in a tax-free conversion completed at the close of business on September 28, 2018. The Fund did not have any operations prior to September 28, 2018 other than those relating to organizational matters and registration of its shares under applicable securities law.  The Fund commenced operations on September 28, 2018, and currently only offers Institutional Shares.  The Predecessor Private Fund had an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. However, the Predecessor Private Fund was not registered as an investment company under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Upon completion of the conversion, the net assets of the Fund were $138,456,646. The number of shares of the Fund issued in connection with the conversion was 539,346, and the amount of net unrealized gains on the portfolio securities transferred to the Fund was $32,278,589.  Argent Capital Management LLC (the “Advisor”) serves as the investment advisor to the Fund.  As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The investment objective of the Fund is to seek long term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2018 tax

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.
C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the most recent fiscal period ended December 31, 2018, the Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

Total Distributable Earnings	Capital Stock
75,278	(75,278)

F.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of December 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

G.
Recent Accounting Pronouncements and Rule Issuances: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Funds’ Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current reporting period have been modified accordingly.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.
Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of December 31, 2018, was comprised of officers of the Trust as well as an interested trustee of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$16,633,023	$—	$—	$16,633,023
Consumer Staples	1,550,179	—	—	1,550,179
Energy	5,156,352	—	—	5,156,352
Financials	19,390,579	—	—	19,390,579
Health Care	19,441,805	—	—	19,441,805
Information Technology	14,180,492	—	—	14,180,492
Materials	4,595,121	—	—	4,595,121
Producer Durables	16,047,478	—	—	16,047,478
Utilities	1,677,906	—	—	1,677,906
Total Common Stocks	98,672,935	—	—	98,672,935
Short-Term Investments	4,712,379	—	—	4,172,379
Total Investments in Securities	$103,385,314	$—	$—	$103,385,314

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal period ended December 31, 2018, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.65% of the average daily net assets of the Fund.  For the fiscal period ended December 31, 2018, the Fund incurred $194,568 in advisory fees.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses [excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for the Institutional Shares:

Argent Small Cap Fund
Institutional Shares	0.85%

For the fiscal period ended December 31, 2018, the Advisor reduced its fees and absorbed Fund expenses in the amount of $17,593 for the Fund. The waivers and reimbursements will remain in effect through September 28, 2021 unless terminated sooner by, or with the consent of, the Board.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

12/31/2021
$17,593

During the fiscal period ended December 31, 2018, the Fund received securities, in-kind, from Argent Small Cap Core Fund, LLC, an affiliate of the Advisor in the amount of $138,456,646.  The transactions complied with Rule 17a-7 under the 40 Act and the 17a-7 procedures adopted by the Trust.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the fiscal period ended December 31, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$24,730
Custody	$ 4,411
Transfer agency(a)	$ 6,049

(a) Does not include out-of-pocket expenses.

At December 31, 2018, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$17,013
Custody	$ 3,218
Transfer agency(a)	$ 3,963

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is deemed to be an interested person of the Trust due to his former position with the Distributor.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the fiscal period ended December 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Argent Small Cap Fund	$112,148,453	$10,450,314

There were no purchases or sales of long-term U.S. Government securities.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2018, the Fund’s most recent fiscal period, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$105,119,152
Gross unrealized appreciation	12,177,330
Gross unrealized depreciation	(13,911,168)
Net unrealized depreciation	(1,733,838)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(1,751,888)
Total accumulated earnings/(losses)	$(3,485,726)

As of December 31, 2018, the Fund’s most recent fiscal period, the Fund had no short-term or long-term tax basis capital losses to offset future capital gains.

The tax character of distributions paid during the fiscal period was as follows:

Fiscal Period Ended
December 31, 2018
Long-term capital gains	494,708

At December 31, 2018, the Fund deferred, on a tax basis, post-October losses of $1,751,888.

NOTE 7 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

Common Stock Risk: Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Small-Cap Company Risk:  Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in large companies.

Argent Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2018

Growth-Style Investing Risk:  An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the stock may fail to reach the value that the adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

New Fund Risk:  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.

Value-Style Investing Risk:  Value stocks can perform differently from the market as a whole and from other types of stocks.  Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits should their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed.  Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

NOTE 8 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, Mori & Co. held 59% of the outstanding Institutional Shares of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Mori & Co. are also owned beneficially.

Argent Small Cap Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Argent Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Argent Small Cap Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for the period September 28, 2018 (commencement of operations) through December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, the changes in its net assets, and its financial highlights for the period September 28, 2018 through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
February 28, 2019

Argent Small Cap Fund

EXPENSE EXAMPLE
December 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the period from September 28, 2018 to December 31, 2018 for the Institutional Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Argent Small Cap Fund

EXPENSE EXAMPLE (Continued)
December 31, 2018 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/28/2018(1)	12/31/2018	9/28/2018-12/31/2018
Actual
Institutional Shares	$1,000.00	$ 744.90	$1.87(2)
Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,020.58	$4.26(3)

(1)	Inception date of the Fund.
(2)	Expenses are equal to the Institutional Shares’ annualized expense ratio of 0.85% multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period).
(3)	Expenses are equal to the Institutional Shares’ annualized expense ratio of 0.85% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Argent Small Cap Fund

NOTICE TO SHAREHOLDERS
at December 31, 2018 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-898-5288 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-888-898-5288.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-888-898-5288.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-898-5288 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Argent Small Cap Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years

INTERESTED TRUSTEE

James R. Schoenike(2)	Trustee and	Distribution consultant since	8	None
(Born 1959)	Chairman	2018; President and CEO, Board
	since July 2016	of Managers, Quasar Distributors,
LLC (2013-2018).

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and	Senior Portfolio Manager,	8	None
(Born 1962)	Audit	Affinity Investment Advisors,
	Committee	LLC, since 2017; Managing
	Chairman,	Director of Kohala Capital
	since April 2015	Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee	Managing Director, Carne	8	Director,
(Born 1962)	since July 2016	Global Financial Services (US)		Guestlogix Inc.
	and Lead	LLC, since 2013.		(a provider of
	Independent			ancillary-focused
	Trustee			technology to the
	since May 2017			travel industry)
(2015-2016);
Trustee, XAI
Octagon Floating
Rate &
Alternative
Income Term
Trust, since 2017.

Argent Small Cap Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Past Five Years

Lawrence T.	Trustee	Senior Vice President and Chief	8	None
Greenberg	since July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel, Motley Fool
Asset Management, LLC,
(2008 – 2019).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	USBFS, since 2001
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, USBFS, since 2005
since July 1, 2016

Nathan R. Bentley, CPA(1)	Assistant Treasurer,	Officer, Compliance and Administration,
(Born 1983)	since July 1, 2016	USBFS, since 2012
Gerard Scarpati(2)	Chief Compliance	Compliance Director, Vigilant, since 2010
(Born 1955)	Officer and Anti-Money
Laundering Compliance
Officer, since July 1, 2016

Argent Small Cap Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

Rachel A. Spearo(1)	Secretary,	Vice President, Compliance and Administration,
(Born 1979)	since October 31, 2016	USBFS, since 2004

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-898-5288.

Argent Small Cap Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Board” or “Trustees”) of Manager Directed Portfolios (the “Trust”) met on August 14, 2018 to consider the initial approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Argent Small Cap Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Argent Capital Management LLC (“Argent”). Prior to the meeting on August 14, 2018, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Board’s fiduciary obligations and the factors the Board should consider in considering the approval of the Advisory Agreement, detailed comparative information relating to the performance of the Fund, as well as the management fee and other expenses of the Fund, due diligence materials relating to Argent, including the current draft Form ADV for Argent, and other pertinent information. Based on their evaluation of the information provided by Argent, the Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Advisory Agreement for an initial two-year term. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

1.	NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services that would be provided by Argent to the Fund and the amount of time to be devoted by Argent’s staff to the Fund’s operations. The Trustees considered the specific responsibilities of Argent in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of key personnel at Argent who would be involved in the day-to-day activities of the Fund, including Messrs. Meara and Vigil, who would serve as the portfolio managers of the Fund. The Trustees considered the performance history of the Argent Small Cap Core Fund (the “Private Fund”), for which Argent served as investment adviser and Messrs. Meara and Vigil served as portfolio managers, and was expected to be converted into the Fund in a tax-free conversion. The Trustees reviewed the information provided by Argent in response to the due diligence questionnaire and other information provided by Argent, all of which was included in the Meeting materials. The Trustees also noted any services that extended beyond portfolio management, including third party marketing and trading services to be provided through Argent, and considered the overall capability of Argent to manage the Fund’s assets. The Trustees also reviewed Argent’s Form ADV. The Trustees, in consultation with counsel to the Independent Trustees and the Trust’s CCO, reviewed the compliance program maintained by Argent, including the firm’s code of ethics, and received an affirmation from the Trust’s CCO that the compliance program was compliant with Rule 206(4)-7(a) promulgated under the Investment Advisers Act of 1904, as amended (the “Advisers Act”). The Trustees

Argent Small Cap Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Continued)

concluded Argent had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to performing its duties under the Argent Advisory Agreement, and that the nature, overall quality and extent of the management services to be provided by Argent to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE ADVISER

In assessing the management services to be provided by Argent, the Trustees reviewed the investment management experience of Messrs. Meara and Vigil, including their management of the Private Fund. The Trustees reviewed the performance of the Private Fund, which had the same investment objective and strategies as the Fund, and would be adopted as the performance track record of the Fund following the conversion of the Private Fund into the Fund. The Trustees noted the Private Fund had incepted on July 25, 2008, and had outperformed its benchmark, the Russell 2000® Total Return Index, for the one-year, five-year and since inception periods ended December 31, 2017.

The Trustees concluded the performance obtained by Argent for accounts managed using strategies similar to the Fund was satisfactory. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Argent’s portfolio management services.

3.	COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Trustees considered the cost of services and the proposed management fee to be paid to Argent by the Fund, including a review of the expense analyses and other pertinent material with respect to the Fund. The Trustees considered the cost structure of the Fund relative to a peer group of U.S. small blend funds with assets in the $75-$150 million range, as compiled by Morningstar (the “Morningstar Peer Group”). The Trustees also considered Argent’s financial information. The Trustees examined the level of profits anticipated from the fees payable under the Argent Advisory Agreement, noting Argent did not expect the Fund to be profitable to Argent in its first year of operation. These considerations were based on materials requested by the Trustees and the Trust’s administrator specifically for the Meeting, as well as the presentation made by the Argent during the Meeting.

The Trustees considered data relating to the cost structure of the Fund relative to the Morningstar Peer Group, which had been included in the Meeting materials. The Board considered the Fund’s proposed management fee of 0.65% of the average annual net assets of the Fund, noting the fee fell into the first quartile for the Morningstar Peer Group, below the Morningstar Peer Group average fee of 0.82%, which fell at the top of the second quartile. The Board also noted that Argent proposed to contractually waive its management fees and/or reimburse the Fund’s expenses to ensure that the Fund’s total annual operating expenses do not exceed 0.85% of the average annual net assets of the Fund for at least the first three years of the Fund’s operation, (exclusive of class specific

Argent Small Cap Fund
\
APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Continued)

expenses such as Rule 12b-1 distribution fees and shareholder servicing fees, if applicable). The Trustees noted the Fund’s net expense ratio of 0.85% for Institutional Class Shares fell into the first quartile, below the Morningstar Peer Group average of 1.08%, which fell into the third quartile. The Trustees noted that the total expense ratio of the Fund, after the application of the expense limitation, was lower than that of the Private Fund.

The Trustees concluded the Fund’s expenses and the management fees to be paid to Argent under the Argent Advisory Agreement were fair and reasonable in light of the comparative expense and management fee information. The Trustees further concluded, based on the pro forma profitability analysis prepared by Argent, that while Argent did not expect to realize profits in connection with its management of the Fund during its initial year of operation, Argent had sufficient financial resources to support its services to the Fund, despite anticipated subsidies necessary to support certain of the Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s proposed expenses relative to the Morningstar Peer Group and discussed potential economies of scale. The Trustees also reviewed the structure of the Fund’s management fee and whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale would be shared with shareholders). The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, and that the possibility of incorporating breakpoints could be reviewed in the future should assets grow significantly, and that Argent has agreed to consider breakpoints in the future should circumstances change. The Trustees also noted Argent had agreed to limit the Fund’s total expenses, exclusive of Rule 12b-1 distribution fees and shareholder servicing fees, to 0.85%, equal to the proposed management fee for at least three years. The Trustees concluded that the proposed fee structure was reasonable.

5.	BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Argent from the firm’s association with the Fund. The Board noted that Argent uses soft dollars for approved Section 28(e) research. The Trustees considered such ancillary benefits to Argent as adviser to the Fund to be modest and appropriate.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the approval of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its shareholders.

Argent Small Cap Fund

NOTICE OF PRIVACY POLICY AND PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-898-5288.

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Investment Advisor
Argent Capital Management LLC
100 South Brentwood Boulevard, Suite 110
Clayton, MO  63105

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
1-888-898-5288

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA  19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$10,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	N/A
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*   /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date  3/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Douglas J. Neilson
Douglas J. Neilson, President/
Principal Executive Officer

Date  3/6/2019

By (Signature and Title)*   /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
Principal Financial Officer

Date  3/6/2019

* Print the name and title of each signing officer under his or her signature.